      As filed with the Securities and Exchange Commission on May 27, 1998

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                    the Commission Only
/x/  Definitive Proxy Statement                     (as permitted by Rule
                                                       14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      KOREA EQUITY FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5)  Total fee paid:
--------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid:
--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3)  Filing Party:
--------------------------------------------------------------------------------
(4)  Date Filed:

                            KOREA EQUITY FUND, INC.
                                180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 20, 1998
                            ------------------------

TO THE SHAREHOLDERS OF
KOREA EQUITY FUND, INC.:

     Notice is hereby given that the 1998 Annual Meeting of Shareholders (the "Meeting") of Korea Equity Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York on Monday, July 20, 1998, at 10:30 A.M. for the following purposes:

     (1) To elect six Directors to serve for the ensuing year;

     (2) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending October 31, 1998; and

     (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 22, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after July 6, 1998, at the offices of the Fund, 180 Maiden Lane, New York, New York.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                             By Order of the Board of Directors
                                                     JOHN J. BORETTI
                                                        Secretary

New York, New York
Dated: May 27, 1998

                                PROXY STATEMENT

                            KOREA EQUITY FUND, INC.
                                180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                            ------------------------

                      1998 ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 20, 1998
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1998 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), 180 Maiden Lane, New York, New York, on Monday, July 20, 1998, at 10:30 A.M. The approximate mailing date of this Proxy Statement is May 29, 1998.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, and (b) FOR the ratification of the selection of independent accountants. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on May 22, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of May 22, 1998, the Fund had outstanding 8,409,000 shares of Common Stock, par value $0.10 per share. To the knowledge of management of the Fund, no person owned beneficially more than 5% of its outstanding shares at such date.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                             SHARES OF
                                                                                            COMMON STOCK
                                                                                            OF THE FUND
                                    PRINCIPAL OCCUPATIONS                                   BENEFICIALLY
     NAME AND ADDRESS               DURING PAST FIVE YEARS                    DIRECTOR        OWNED AT
        OF NOMINEE               AND PUBLIC DIRECTORSHIPS (1)        AGE       SINCE        MAY 22, 1998
---------------------------  ------------------------------------    ----     --------     --------------
William G. Barker,           Consultant to the television             65        1993                0
Jr.(2) ....................    industry since 1991. Senior Vice
111 Parsonage Road             President and Chief Financial
Greenwich, Connecticut         Officer of The CBS/Fox Company
06830                          from 1982 to 1991.
George H. Chittenden(2) ...  Director of Bank Audi (US).              80        1993            1,000
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443
Haruo Sawada(3) ...........  President of the Fund since 1997;        48        1997                0
180 Maiden Lane                President and Director of NAM-U.S.A.
New York, New York 10038       (formerly Nomura Capital
                               Management, Inc.) since 1997;
                               General Manager of Nomura Asset
                               Management Co., Ltd. ("NAM")
                               (formerly Nomura Investment
                               Management Co., Ltd.) from 1994 to
                               1996; Senior Vice President of
                               NAM-U.S.A. from 1990 to 1994.
Chor Weng Tan(2) ..........  Managing Director for Education, The     62        1993            2,500
345 East 47th Street           American Society of Mechanical
New York, New York 10017       Engineering since 1991; Professor,
                               School of Engineering, The Cooper
                               Union from 1963 to 1991; Dean,
                               School of Engineering, The Cooper
                               Union from 1975 to 1987; Executive
                               Officer, The Cooper Union Research
                               Foundation from 1976 to 1987;
                               Program Director, Presidential
                               Young Investigator Awards of
                               National Science Foundation from
                               1987 to 1989; and Director, Tround
                               International, Inc.
Arthur R. Taylor(2) .......  President of Muhlenberg College          62        1993                0
2400 Chew Street               since 1992; Dean of the Faculty of
Allentown, Pennsylvania        Business of Fordham University
18104                          from 1985 to 1992; Chairman of
                               Arthur R. Taylor & Co. (investment
                               firm); and Director of Louisiana
                               Land & Exploration Company and
                               Pitney Bowes, Inc. from 1982 to
                               1997.

                                                                                             SHARES OF
                                                                                            COMMON STOCK
                                                                                            OF THE FUND
                                    PRINCIPAL OCCUPATIONS                                   BENEFICIALLY
     NAME AND ADDRESS               DURING PAST FIVE YEARS                    DIRECTOR        OWNED AT
        OF NOMINEE               AND PUBLIC DIRECTORSHIPS (1)        AGE       SINCE        MAY 22, 1998
---------------------------  ------------------------------------    ----     --------     --------------
John F. Wallace(3) ........  Vice President of the Fund since         69        1993            1,000
180 Maiden Lane                1997 and Secretary and Treasurer of
New York, New York 10038       the Fund from 1993 to 1997; Senior
                               Vice President of NAM-U.S.A. since
                               1981, Secretary since 1976,
                               Treasurer since 1984 and Director
                               since 1986.

---------------
(1) Each of the nominees is also a director of Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc., investment companies for which NAM-U.S.A. acts as manager.

(2) Member of Audit Committee and Nominating Committee of the Board of
    Directors.

(3) "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

     During the fiscal year ended October 31, 1997, the Board of Directors held six meetings, and the Audit Committee and the Nominating Committee each held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

     Interested Persons. The Fund considers two nominees, Messrs. Sawada and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act. Mr. Sawada is President of the Fund, the President and a director of NAM-U.S.A. Mr. Wallace is Vice President of the Fund, Senior Vice President, Secretary, Treasurer and a director of NAM-U.S.A.

     Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $45,734 for the fiscal year ended October 31, 1997. The Fund has paid affiliated directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $1,208 for the fiscal year ended October 31, 1997.

     The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all investment companies managed by NAM-U.S.A. or advised by NAM:

                                    AGGREGATE               PENSION OR RETIREMENT          TOTAL COMPENSATION FROM
                                  COMPENSATION           BENEFITS ACCRUED AS PART OF        FUND COMPLEX PAID TO
                                  FROM FUND FOR             FUND EXPENSES FOR ITS           DIRECTORS DURING THE
                              ITS FISCAL YEAR ENDED           FISCAL YEAR ENDED              CALENDAR YEAR ENDED
     NAME OF DIRECTOR           OCTOBER 31, 1997              OCTOBER 31, 1997*              DECEMBER 31, 1997*
---------------------------   ---------------------      ----------------------------      -----------------------
William G. Barker, Jr......          $ 8,000                         None                          $34,000
George H. Chittenden.......          $ 8,000                         None                          $34,000
Haruo Sawada...............               --                         None                               --
Chor Weng Tan..............          $ 8,000                         None                          $34,000
Arthur R. Taylor...........          $ 8,000                         None                          $34,000
John F. Wallace............               --                         None                               --

------------------

* In addition to the Fund, the "Fund Complex" includes Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc.

     Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                            SHARES OF
                                                                                          COMMON STOCK
                                                                                           OF THE FUND
                                                                                          BENEFICIALLY
NAME AND PRINCIPAL OCCUPATION DURING PAST FIVE                               OFFICER        OWNED AT
                       YEARS                         OFFICE         AGE       SINCE       MAY 22, 1998
----------------------------------------------   ---------------    ----     --------     -------------
Haruo Sawada .................................   President           48        1997              0
  President and Director of NAM-U.S.A. since
     1997, General Manager of NAM from 1994 to
     1996, Senior Vice President of NAM-U.S.A.
     from 1990 to 1994.
Mitsutoyo Kohno ..............................   Vice President      48        1993              0
  Senior Vice President of NAM-U.S.A. since
     1991, Director since 1995 and Vice
     President from 1989 to 1991.
John F. Wallace ..............................   Vice President      69        1993          1,000
  Senior Vice President of NAM-U.S.A. since
     1981, Secretary since 1976, Treasurer
     since 1984 and Director since 1986.
John J. Boretti...............................   Secretary and       46        1997              0
  Senior Vice President of NAM-U.S.A. since        Treasurer
     1996, Vice President and Chief Financial
     Officer of Kidder Peabody Asset
     Management, Inc. and Kidder, Peabody
     Mutual Funds and Vice President of
     Kidder, Peabody & Co. Inc. from 1993 to
     1995.

     Stock Ownership. At May 22, 1998, the Directors and officers of the Fund as a group (8 persons) owned an aggregate of 4,500 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Mr. Sawada, President of the Fund and Mr. Mitsutoyo Kohno, Vice President of the Fund, together own less than 1% of the shares of The Nomura Securities Co., Ltd., an affiliate of both NAM-U.S.A. and NAM.

                  ITEM 2. SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP ("Price Waterhouse"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 1998. Price Waterhouse has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

     Price Waterhouse also acts as independent accountants for The Nomura Securities Co., Ltd. and certain of its affiliated entities, including NAM-U.S.A., and for three other investment companies for which NAM-U.S.A. acts as manager. The Board of Directors of the Fund considered the fact that Price Waterhouse has been retained as the independent accountants for these other entities in its evaluation of the ability of Price Waterhouse to also function in that capacity for the Fund.

     A representative of Price Waterhouse is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.

                             ADDITIONAL INFORMATION

     The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $3,500, together with reimbursement of such firm's expenses.

     The election of Directors requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants requires the affirmative vote of a majority of shares present and voting on the proposal at a meeting at which a quorum is present. The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund on behalf of its beneficial shareholders, will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. The Fund understands that the New York Stock Exchange and the Osaka Securities Exchange permit such broker-dealers and the JSCC, without instructions from such customers, clients and beneficial shareholders, to grant authority to the proxies designated by the Fund to vote on the items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's or the JSCC's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the proxies so designated are granted authority by broker-dealer firms and the JSCC to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on the items to be considered at the Meeting.

     The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038. The address of NAM is 2-1-14, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

     The Fund sends quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038 (or call 1-800-833-0018).

PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by November 30, 1998.

                                             By Order of the Board of Directors
                                                     JOHN J. BORETTI
                                                        Secretary

New York, New York
Dated: May 27, 1998

                             KOREA EQUITY FUND, INC.
                                 180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                                    P R O X Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Haruo Sawada and John F. Wallace as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Korea Equity Fund, Inc. (the "Fund") held of record by the undersigned on May 22, 1998 at the Annual Meeting of the shareholders of the Fund to be held on July 20, 1998 or any adjournment thereof.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

HAS YOUR ADDRESS CHANGED?                           DO YOU HAVE ANY COMMENTS?
---------------------------                         ---------------------------
---------------------------                         ---------------------------
---------------------------                         ---------------------------

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

KOREA EQUITY FUND, INC.

Mark box at right if an address change or comment has  :
        been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.  Date

Shareholder sign here                   Co-owner sign here


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

1. Election of Directors.

William G. Barker, Jr.          Chor Weng Tan
George H. Chittenden            Arthur R. Taylor
Haruo Sawada                    John F. Wallace

      For All Nominees  /_/   Withhold /_/   For All Nominees Except /_/

If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through that nominee's(s') name(s). Your shares will be voted for the remaining nominee(s).

2. Proposal to ratify the selection of Price Waterhouse LLP as the independent accountants of the Fund.

         For /_/   Against /_/   Abstain /_/

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

RECORD DATE SHARES: